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Exhibit 10.2

FORM OF CONTRIBUTION AGREEMENT

        This Contribution Agreement (this "Agreement") dated effective as of 12:01 a.m. Eastern Standard Time on                         , 2002 (the "Effective Time"), is entered into by and among PPS HOLDING COMPANY, a Delaware corporation ("Holding"), PACIFIC ENERGY GP, INC., a Delaware corporation ("GP Inc."), THE ANSCHUTZ CORPORATION, a Kansas corporation ("TAC"), PACIFIC ENERGY PARTNERS, L.P., a Delaware limited partnership (the "MLP"), ANSCHUTZ RANCH EAST PIPELINE LLC, a Delaware limited liability company ("Ranch LLC"), and PACIFIC TERMINALS LLC, a Delaware limited liability company ("Terminals").

RECITALS:

        A.    Holding desires to form GP Inc., and together with GP Inc., to form the MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") for the purpose of, among other things, to acquire, own and operate crude oil midstream assets, as well as participate in any and all other lawful activities under the Delaware Act.

        B.    Concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

        1.    Holding will form GP Inc., and contribute $1,000 to GP Inc. as a capital contribution in exchange for 100% of the stock of GP Inc.

        2.    GP Inc. and TAC will form the MLP, with GP Inc. contributing $20 to the MLP as a capital contribution in exchange for a 2% general partner interest in the MLP and TAC contributing $980 to the MLP as a capital contribution in exchange for a 98% limited partner interest in the MLP.

        3.    TAC will form Ranch LLC, and contribute $1,000 to it as a capital contribution in exchange for all of the membership interests in Ranch LLC.

        4.    Holding will form Terminals, and contribute $1,000 to Terminals as a capital contribution in exchange for a 100% membership interest in Terminals.

        NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

ARTICLE 1
CONTRIBUTIONS OF CASH AND THE CONTRACTS

        Section 1.1    Contribution of $1,000 by Holding to GP Inc.    Holding hereby contributes to GP Inc., its successors and assigns, $1,000, and GP Inc. hereby accepts such sum as a contribution to the capital of GP Inc.

        Section 1.2    Contribution of $20 by GP Inc. to the MLP.    GP Inc. hereby contributes to the MLP, its successors and assigns, $20, and the MLP hereby accepts such sum as a contribution to the capital of the MLP.

        Section 1.3    Contribution of $980 by TAC to the MLP.    TAC hereby contributes to the MLP, its successors and assigns, $980, and the MLP hereby accepts such sum as a contribution to the capital of the MLP.

        Section 1.4    Contribution of $1,000 by TAC to Ranch LLC.    TAC hereby contributes to Ranch LLC, its successors and assigns, $1,000, and Ranch LLC hereby accepts such sum as a contribution to the capital of Ranch LLC.

        Section 1.5    Contribution of the Contract by Holding to Terminals.    Holding hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to Terminals, its successors and assigns, for its and their own use forever, all right, title and interest of Holding in and to the asset purchase agreement between Southern California Edison Company and PPS Holding Company (the "Contract"), and Terminals hereby accepts the Contract as a contribution to the capital of Terminals and assumes Holding's obligations under the Contract. In order to give full effect to the foregoing grant, contribution, bargain, sale, conveyance, assignment, transfer, setting over and delivery, Holding, as assignor, and Terminals, as assignee, shall execute an Assignment and Assumption Agreement in the form of Exhibit A hereto.

ARTICLE 2
FURTHER ASSURANCES

        Section 2.1    Further Assurances.    From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE 3
MISCELLANEOUS

        Section 3.1    Headings; References; Interpretation.    All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to articles and sections shall, unless the context requires a different construction, be deemed to be references to the articles and sections of this Agreement, respectively. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.

        Section 3.2    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

        Section 3.3    No Third Party Rights.    The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

        Section 3.4    Counterparts.    This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

        Section 3.5    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction shall apply.

        Section 3.6    Severability.    If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

        Section 3.7    Amendment or Modification.    This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

        Section 3.8    Integration.    This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

        Section 3.9    "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

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        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

PPS HOLDING COMPANY, a Delaware corporation
By:

Name:

Title:

PACIFIC ENERGY GP, INC., a Delaware corporation
By:

Name:

Title:

THE ANSCHUTZ CORPORATION, a Kansas corporation
By:

Name:

Title:

PACIFIC ENERGY PARTNERS, L.P., a Delaware limited partnership
By:	Pacific Energy GP, Inc., a Delaware corporation
By:

Name:

Title:

ANSCHUTZ RANCH EAST PIPELINE LLC, a Delaware limited partnership
By:

Name:

Title:

PACIFIC TERMINALS LLC, a Delaware limited liability company
By:

Name:

Title:

EXHIBIT A

ASSIGNMENT AND ASSUMPTION AGREEMENT

A-1

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FORM OF CONTRIBUTION AGREEMENT